Item 30. Exhibit (e)

APPLICATION NO.
                             APPLICATION (PART 1)
To:   [_] Massachusetts Mutual Life Ins. Co.     [_] MML Bay State Life Ins. Co.
                     Springfield, Massachusetts 01111-0001
For:  [_] New Life Insurance
      [_] New Policy as Exchange of Term Insurance
      [_] New Disability Insurance
      [_] Conversion of Term or Disability Insurance
      [_] New BOE Insurance
      [_]
          ------------------------------------------

New Policy Under Option:
[_]IPR  [_]DIPR  [_]IAR
[_]BIPR  [_]
            --------
- --------------------------------------------------------------------------------
 Client Data
- --------------------------------------------------------------------------------
1. Proposed Insured's      first name                   middle name
         Name              [_][_][_][_][_][_][_][_][_]  [_][_][_][_][_][_][_][_]
   (hereinafter referred
     to as the Insured)    last name                                   suffix
                           [_][_][_][_][_][_][_][_][_][_][_][_][_][_]  [_][_][_]

                           street & no.                 city          state
2. Current Address
                           -----------------------------------------------------
                                                    zip
                                                    [_][_][_][_][_]-[_][_][_][_]

3. Prior Address           street & no.                 city          state
   (if within 5 years)
                           -----------------------------------------------------
                                                    zip
                                                    [_][_][_][_][_]-[_][_][_][_]

                           employer name
4. Business Name &      Address              -----------------------------------------------------

                           street & no.                 city          state

                           -----------------------------------------------------
                                                    zip
                                                    [_][_][_][_][_]-[_][_][_][_]

5. Social Security Number  [_][_][_]-[_][_]-[_][_][_][_]
                  mo.     day      yr.
6. Date of Birth
                ------------------------

7. [_] Male    [_] Female                8.Birthplace
                                                     --------------------------
9. Citizen of USA   [_] Yes   [_] No  If "No," what country?
                                                            -------------------

Type of Visa
[_] Perm.      [_] Temp.

10. Applicant
             ------------------------------------------------------------------
             (if other than Insured or Insured is under 16)

             ------------------------------------------------------------------
             (relationship to Insured)

11. Plan Account Name (Employer)                     Plan Account No.
    (complete if applicable)    ---------------------                -----------

- --------------------------------------------------------------------------------
 Life Insurance Data
- --------------------------------------------------------------------------------

12. Owner (*print full name(s) and relationship(s) to the Insured)

    (a) [_] Insured

  * (b) [_] Insured's                                       , or his/her estate.
                     ---------------------------------------
  * (c) [_] Upon attainment of age         , the Insured shall become the Owner.
                                  ---------
            Until then, the Owner shall be the Insured's                , if
                                                        ----------------
            living, otherwise                         , if living, otherwise
                             -------------------------
            the Insured.

  * (d) [_] Lifetime Ownership in the Insured's                     , if living,
                                               ---------------------
           thereafter in the Insured's                       , if living,
                                      -----------------------
           thereafter in the Insured.

    (e) [_] Trustee                                         , under the Trust
                   -----------------------------------------
            Agreement dated                           (Copy of signed Trust
                           --------------------------
            Agreement required)

    (f) [_] Corporation                              , its successor or assigns.
                       ------------------------------
    (g) [_] Business associate                              , or his/her estate.
                              ------------------------------
    (h) [_] Business partner                                , or his/her estate.
                            --------------------------------
    (i) [_] Partnership                                                        .
                       --------------------------------------------------------
  * (j) [_] Other (e.g., Custodian, Charitable Gift, or Joint Ownership.
            Indicate Right of Survivorship or Tenancy-In-Common.)

            --------------------------------------------------------------------

    If the last Owner is other than the Insured, and if all Owners are dead and the Insured is living, the Owner shall be the estate of the last Owner to die, unless otherwise requested.

13. Owner's (if other than the Insured) Soc. Sec. No. or Taxpayer ID No.
                                                                        --------
    (If more than one Owner, give name and Soc. Sec. No. of all Owners in 15.)

14. Owner's (if other than the Insured) Address
    street & no.                           city                  state

    ----------------------------------------------------------------------------

                                                    zip
                                                    [_][_][_][_][_]-[_][_][_][_]
15.Remarks

    ----------------------------------------------------------------------------
- --------------------------------------------------------------------------------
A3000-9300

APPLICATION NO.                                                           Page 2
- --------------------------------------------------------------------------------
16.Beneficiary (select only one of "a" through "j")
   (a) [_] Primary (print full name(s) and relationship(s) to Insured)

           --------------------------------------------------------------------

           Secondary (optional, if "a" checked) (print full name(s) and relationship(s) to Insured)

           --------------------------------------------------------------------

 Select   [_] and any lawful children of the Insured
only one  [_] and any children born of the marriage of the Insured and said
 option       spouse
          [_] and any children born of the marriage of or legally adopted by the
              Insured and said spouse
          [_] issue per stirpes of Secondary Beneficiaries
   (b) [_] Estate of the Insured (Select only if Estate is Primary Beneficiary.)
   (c) [_] Trustee under the Will of the Insured
   (d) [_] Trustee ________________ under the Trust Agreement dated ___________
   (e) [_] Corporation named in 12(f)
   (f) [_] Business associate named in 12(g)
   (g) [_] Business partner named in 12(h)
   (h) [_] Partnership named in 12(i)
   (i) [_] See Memo attached
   (j) [_] Other (Special Arrangements, e.g., Custodian, Charitable Gift,
           Tertiary Beneficiaries, etc.)

           --------------------------------------------------------------------
Payment to the personal Primary and personal Secondary Beneficiaries shall be made under Option D, Interest Payments, monthly, with unlimited right of withdrawal and right to elect any payment option unless otherwise requested or unless not available.

Special Requests: (for (a), (f), and (g) only)

(i) One sum for                   (ii) Deferral Clause for
    [_] All Beneficiaries              [_] Primary Only
    [_] Primary Only                   [_] All Beneficiaries
    [_] Secondary Only             Deferral Clause is for [_] 30 days
                                       [_] _____ days.
If two or more persons are the beneficiaries in any class, payment shall be made to them equally or to the survivor(s), unless otherwise requested. If payment is made in one sum and there is no beneficiary entitled to payment when the Insured dies and the Insured is the Owner at that time, payment shall be made to the estate of the Insured. But if the Insured is not the Owner, payment shall be made to the Owner.
- --------------------------------------------------------------------------------

17. Product                                                  21. Automatic Premium Loan   [_] Yes   [_] No
                                                                  (not available on Term or Variable Life)
    [_] Whole Life                [_] Enhanced Term 10
                                                             22. Loan Interest Rate (where elective)
    [_] Limited Pay WL _________  [_] Variable Life Plus
    [_] Enhanced Whole Life       [_] Universal Life              [_] Adjustable  [_] 8%   [_] 6% (VL only)  [_] ___%
    [_] APT                       [_] __________________     23. Policy Date (optional) _____________________________
    [_] Term 10
                                                             24. Age of Issue (optional) ____________________________
18. Amount of Insurance (a or b)
    (a) Face Amount $____________________________________    25. Is the Insured applying for Preferred Nonsmoker Class?
    (b) Face Amount purchased by a premium of                      [_] Yes [_] No  (Term Insurance Only)
        $_________________ at premium frequency applied for.
        [_] This premium includes all riders.                26. If the policy applied for will be used in connection with an
19. Variable Life and Universal Life                             employer-sponsored plan involving both males and
                                                                 females, will the policy be issued on a Unisex basis?
    (a) First Premium $__________________________________          [_] Yes [_] No
    (b) Planned Premium (at frequency) $_________________
    (c) Death Benefit Option (if applicable)   [_] 1  [_] 2  27. Waiver of Premium Riders
                                                                 [_] Insured (Disability Only)
20.Variable Life Net Premium Allocation                        * [_] Applicant-Adult Insured (Disability Only)
                                                               * [_] Applicant-Adult Insured (Death or Disability)
   [_] Equity       ________%  [_] Blend       _______%        * [_] Applicant-Juvenile Insured (Death Only)
   [_] Money Market ________%  [_] GPA         _______%        * [_] Applicant-Juvenile Insured (Death or Disability)
   [_] Managed Bond ________%  [_] ___________________%
                                                               * Complete Supplement A3300

- --------------------------------------------------------------------------------
For Variable Life Insurance, the Owner acknowledges:

 . Receipt of a prospectus for the policy applied for;
 . That the variable value of the policy may increase or decrease in accordance with the experience of the Separate Account(s);
 . That there are no minimum guarantees as to the variable value;
 . That the fixed value of the policy earns interest at a rate not less than a minimum specified rate; and
 . That the death benefit may be variable or fixed under specified conditions.
- --------------------------------------------------------------------------------
A8000-9300

APPLICATION NO.                                                           Page 3
- --------------------------------------------------------------------------------
28. Other Riders

    [_] Accidental Death Benefit              $______________

    [_] Insurability Protection               $______________

    [_] Renewable Term - 1 year               $______________

    [_] Life Insurance Supplement Rider (LISR)

 Required  (a) Supplemental Insurance Amt.    $______________
   for
  LISR     (b) LISR Annual Premium            $______________

           (c) LISR Lump Sum Payment          $______________

    [_] Add'l Life Ins. Purchase (ALIR)       $______________

    [_] __________________________________    $______________

29. Dividend Option (Not available on Variable Life)

    [_] Paid-up Additions (not available on Term)

    [_] Reduce Premiums          [_] Cash

    [_] Accumulate at Interest   [_] Suppl. Insurance  (EWL &
                                                        LISR)
    [_] Dividend applied as Yearly

        Term Purchase with balance to:}  Not available on
                                         Term, EWL, or LISR

          [_] Paid-up Additions  [_] Reduce Premiums

    [_]________________________________

30. ALIR Dividend Option

    [_] Paid-up Additions     [_] Same as Basic Policy
- --------------------------------------------------------------------------------
31. (a) Will the insurance now being applied for replace or change, or is it intended to replace or change, any insurance or annuity, in whole or in part, issued by this or any other company? [_] Yes [_] No If "Yes,"
        complete the following.

            Company Name          Policy Number        Product      Face Amount
        ------------------------------------------------------------------------
                                                                    $
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

    (b) Are all or part of the surrender proceeds of any policy listed in
        31(a)being used to purchase the applied-for policy?
                                                              [_] Yes   [_] No

    (c) If the policy applied for is intended to qualify for a Section 1035 exchange, the approximate value of the policy to be exchanged is
        $ ____________________ (If exchanging another company's policy, absolute assignment form and policy should accompany application.)

32. Amount of Insurance currently applied for, contemplated, or now in force on the Insured in other companies. (Exclude amounts shown in 31(a).)
        If none, check here  [_]

    Company Name     Amt. of Life Ins.    Amt. of ADB            Waiver          Year(s) Issued or Curr. App.
- --------------------------------------------------------------------------------------------------------------

                   $                    $                   [_] Yes  [_] No                            [_]
- --------------------------------------------------------------------------------------------------------------
                                                            [_] Yes  [_] No                            [_]
- --------------------------------------------------------------------------------------------------------------
                                                            [_] Yes  [_] No                            [_]
- --------------------------------------------------------------------------------------------------------------

33. Total amount of new insurance to be placed currently in all companies
    $___________________________

- --------------------------------------------------------------------------------
                           Juvenile Data (ages 0-15)
- --------------------------------------------------------------------------------

34. Total insurance currently applied for, contemplated, or now in force on
    Insured's father/mother/siblings (Name, age, relationship, and amount -
    explain if none)

    ____________________________________________________________________________

35. Total life insurance now in force in all companies on Applicant if other than parent $______________________________

36. Does the Insured reside with the Applicant?    [_] Yes   [_] No
    If "No," the Insured resides with

       Name _____________________________  Relationship _____________________

37. Remarks

- --------------------------------------------------------------------------------
A3000-9300

APPLICATION NO.                                                           Page 4
- --------------------------------------------------------------------------------
Disability Income (DI/TD) and Conditionally Renewable Disability Income
(CR/TCR) Data
- --------------------------------------------------------------------------------
38. Owner [_] Insured [_] Other (Print name, address, taxpayer ID, and relationship to Insured in 47)
- --------------------------------------------------------------------------------
39. Product [_] DI [_] TD [_] CR [_] TCR [_]
                                             ---------
40. Basic Product(complete "a" through "c")

     (a) Monthly Income $
                         -----------------------------------------------
     (b) Waiting Period (days)

         [_] 30  [_] 60  [_] 90  [_] 180  [_] 365  [_]
                                                      ------------------
     (c) Maximum Benefit Period
         [_] to 1 yr   [_] 2 yrs   [_] 5 yrs  [_] to age 65

         [_] ADEA - 5 yrs (Class A only)   [_] ADEA - 65

         [_] Extended Benefit

         [_] 2 yr-Graded (CR/TCR) [_] 5 yr-Graded (CR/TCR)

         [_]
            ----------------------------------

41. Policy Date (optional)
                          ---------------------------------
42. Age of Issue (optional)
                           --------------------------------
43. Occupational Class (for occupation(s) given in 78)
    [_] 5A [_] 4A [_] 3A [_] 2A [_] A [_]
                                          --------------

44. Optional Riders                                Waiting           Benefit
                                      Amt          Period            Period
                                      ---          -------           -------

    [_] Contingent Monthly Income  $
        (CMR/CMRTD)                 -------        -------           -------

    [_] Annually Renewable DI      $
        (ARDI/ARDITT)               -------        -------           -------

    [_] Additional Monthly Income  $
        (AMIR/AMIRTD)               -------        -------           -------

    [_] Disability Income Purchase $
        (DIPR)                      -------

    [_] Income Adjustment (IAR)    [_] 7%   [_] 12%  [_]     %
                                                         ----

    [_] Regular Occupation (ROR/RORTD)

    [_] Annual Increase (AIR/AIRTD)

    [_]
       ----------------------------

    [_]
       ----------------------------

45. Dividend Option

    [_] Reduce Premiums [_] Cash  [_]
                                     ------------------
- --------------------------------------------------------------------------------
46. (a) Will the Insured's employer pay all or part of the premium for this policy? [_] Yes [_] No
    (b) If split premium, the benefit period to be paid for by the employee will be [_] 6 mos [_] 12 mos [_] 24 mos [_]
                                               -----------
- --------------------------------------------------------------------------------
47. Remarks

- --------------------------------------------------------------------------------
Business Overhead Expense (BOE) Data
- --------------------------------------------------------------------------------
48. Owner [_] Insured [_] Other (Print name, address, taxpayer ID, and relationship to Insured in 56)
- --------------------------------------------------------------------------------
49. Basic Product (complete "a" through "c")

    (a) Monthly Overhead Expense Benefit $
                                          -------------------------
    (b) Waiting Period (days)

        [_] 30  [_] 60  [_] 90  [_]
                                   ------------------------

50. Policy Date (optional)
                          ---------------------------------

51. Age of Issue (optional)
                           --------------------------------

52. Occupational Class (for occupation given in 78)

    [_] 5A   [_] 4A   [_] 3A   [_] 2A   [_] A   [_]
                                                   --------

53. Dividend Option

    [_] Reduce Premiums   [_] Cash   [_]
                                        -------------------

54. Optional Riders

  [_] Business Insurability Protection (BIPR) $
                                               ------------

  [_]
      ---------------------------------------  ------------

55. List Insured's share of current eligible monthly business overhead expenses:

                                                                  Amount

    Rent                                                    $
                                                             ---------------

    Utilities (electricity, telephone, gas, etc.)            ---------------

    Gross Employee Salaries (excluding partners
    and stockholders)
                                                             ---------------

    Taxes (payroll, property, Soc. Sec., etc.)
                                                             ---------------

    Insurance (property, casualty, malpractice, employee
    benefit plans, etc.)                                     ---------------

    Accounting and Legal fees
                                                             ---------------

    Depreciation (other than bus. real estate)
                                                             ---------------

    [_] Business Mortgage Principal
or                                                           ---------------
    [_] Business Real Estate Depreciation
                                                             ---------------

    Interest
                                                             ---------------

    Misc. (license, fees, janitorial, etc.)
                                                             ---------------

    Subtotal (all of the above)                             $
                                                             ---------------

    Professional replacement salary
                                                             ---------------

    Grand Total                                             $
                                                             ---------------

56. Remarks
    -------

- --------------------------------------------------------------------------------
A3000-9300

APPLICATION NO.                                                           Page 5
- --------------------------------------------------------------------------------
 All Disability Insurance (DI, CR, TD, TCR, and BOE) Data
- --------------------------------------------------------------------------------
57. Is the Insured actively working on a full-time basis?   [_] Yes   [_] No
    (If "No," explain in 66)

58. Annual Unearned Income $
                            ------------------
59. Net Financial Worth $
                         --------------------
60. If Insured is a business owner, check the appropriate box(es)

    [_] Sole Proprietor     [_] Active Partner (___________ % owner)
    [_] C Corporation (___________ % owner)
    [_] S Corporation (___________ % owner)
    Number of employees  Full-time _____________  Part-time _____________

61. Other Disability Coverage
    (a)  Is the Insured now (or does the Insured expect to be) covered under any sick-pay, group, or association disability plan?
              [_] Yes  [_] No  If "Yes," give details below:

                                                                       Employer    Social Security
                                 Waiting   Benefit                      Paid           Offset
                                 Period    Period     Amount           Yes  No         Yes  No
                                 -------   -------    ------           ---  --        ---  --

              Employee Sick Pay                       $_____weekly     [_]  [_]       [_]  [_]
                                 -------   -------
              Weekly Plan                             $_____weekly     [_]  [_]       [_]  [_]
                                 -------   -------
              LTD                                     $_____monthly    [_]  [_]       [_]  [_]
                                 -------   -------
              Other                                   (Give details in 66)
                   -------------------------------

(b)Is there a qualified sick-pay plan in force?      [_] Yes    [_] No
(c) Government Coverage (check all that apply)
      [_] State Workers' Comp.     [_] State Disability / Cash Sickness
      [_] Federal Social Security  [_] Municipal Plan
      [_] Other (specify)
                         ----------------------------------------------

62. Earned Income reported for Federal Income Tax purposes (not required for new policy under IAR). Provide complete answers to all that apply.

                                                             Actual Prior              Actual Current
                                                             Calendar Year            Year-To-Date as
                                                               19__                     of __ /__ /__

   If non-owner employee (Refer to W-2)
   (a) Gross salary                                       $                         $
                                                           ------------------        ---------------------
   (b) Bonus
                                                           ------------------        ---------------------
       Total Earned Income (a+b)                          $                         $
                                                           ==================        =====================

   If sole proprietor (Refer to Schedule C)
   (a) Gross business revenue                             $                        $
                                                           ------------------        ---------------------
   (b) Gross business expense
                                                           ------------------        ---------------------
       Net Earned Income (a-b)                            $                         $
                                                           ==================        =====================

   If partner (Refer to Form 1065, Schedule K-1)
   (a) Business revenue based on _______ % ownership      $                         $
                                                           ------------------        ---------------------
   (b) Business expense based on ________ % ownership
                                                           ------------------        ---------------------
   (c) Guaranteed payments to partner
                                                           ------------------        ---------------------
       Net Earned Income (a-b+c)                          $                         $
                                                           ==================        =====================

   If "S" or "C" corporation (Refer to Form 1120S,
   Schedule K-1, or Form 1120)
   (a) Gross salary                                       $                         $
                                                           ------------------        ---------------------
   (b) Bonus
                                                           ------------------        ---------------------
   (c) Pension/profit sharing paid by corporation
                                                           ------------------        ---------------------
   (d) Business revenue based on _________ % ownership
                                                           ------------------        ---------------------
   (e) Business expense based on _________ % ownership
                                                           ------------------        ---------------------
   (f) Proportionate share of profit or loss (d-e)
       Net Earned Income (a+b+c+f)                        $                         $
                                                           ==================        =====================

   Does the Insured prepare monthly financial statements?     [_] Yes   [_] No

APPLICATION NO.                                                           Page 6
- --------------------------------------------------------------------------------
 63. Disability benefits currently applied for, contemplated, or now in force, provided by individual insurance on the Insured in other companies. If none, check here [_] . (Exclude amounts shown in 64.)

                                                                     Soc. Sec.
                      Type of Product                                 Offset
                      ---------------                    Monthly    ----------   Waiting   Benefit    Currently
     Company Name       DI      BOE     Policy Number    Benefit    Yes     No    Period    Period   Applied for

- ----------------------------------------------------------------------------------------------------------------
                       [_]      [_]                                 [_]    [_]                           [_]
- ----------------------------------------------------------------------------------------------------------------
                       [_]      [_]                                 [_]    [_]                           [_]
- ----------------------------------------------------------------------------------------------------------------
                       [_]      [_]                                 [_]    [_]                           [_]
- ----------------------------------------------------------------------------------------------------------------

64. Will the insurance now being applied for replace or change, or is it intended to replace or change, any disability insurance, in whole or in part, issued by this or any other company? [_] Yes [_] No If "Yes," complete the following.

      Company Name           Policy Number           Monthly Income        Paid-To Date

- ---------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------

65. Has Outline of Coverage been given? [_] Yes [_] No (required in some states)
66. Remarks
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
- --------------------------------------------------------------------------------
 Conversion, Exchange, and Option Data
- --------------------------------------------------------------------------------
                  Term Life Insurance Conversion or Exchange
- --------------------------------------------------------------------------------
67. (a)[_] Conversion of term insurance under policy number(s)
                                                              ------------------
           Date of New Policy (required)
                                        ------------------------------
           If not all of the term insurance is to be converted, complete the following.

                Policy             Name(s) of Term Rider(s)          Amount to              Balance to be
                Number                 if applicable                be converted        Terminated   Continued

           ----------------------------------------------------------------------------------------------------
                                                                 $                          [_]         [_]
           ----------------------------------------------------------------------------------------------------
                                                                                            [_]         [_]
           ----------------------------------------------------------------------------------------------------

   (b)[_] Exchange of term insurance under policy number(s)
                                                           --------------------

          .   Term policy no. _____ is amended by adding the right to exchange the term insurance provided by the policy for new term insurance.
              It is to be exchanged for the new term insurance applied for in this application. The policy will terminate when this new policy takes effect. Any dividends to the credit of the exchanged policy will be surrendered.
          .   The ______ term rider under policy no. _______ is amended by adding the right to exchange the term insurance provided by the rider for the new term insurance. It is to be exchanged for the new term policy applied for in this application. The rider will terminate when this new policy takes effect. If the existing policy has more than one term rider and not all of them are being exchanged, identify the one(s) being exchanged:
              _____________________________________________________ It is
              understood and agreed that any term insurance not exchanged is terminated when this new policy takes effect.

   The following applies to either a conversion or an exchange
   -----------------------------------------------------------

   (c) If the Term Insurance provides that ADB, IPR, and/or Waiver of Premium are to be included in the new policy, the riders will be automatically included unless otherwise requested here:
       Do not include [_] ADB [_]IPR [_]Waiver of Premium

   (d) [_] Rider(s) applied for in 28 was not in the term policy.

   (e) [_] The Face Amount applied for in 18 is greater than the amount available for the conversion/exchange (requires evidence of insurability); this additional amount is $
                                                     -----------------

           Note: Signatures - if an additional amount is applied for, the
                 Insured must sign as the "Proposed Insured."
                 Signatures of owner and assignee are also required.

- --------------------------------------------------------------------------------
A3000-9300

APPLICATION NO.                                                                                                Page 7

- -----------------------------------------------------------------------------------------------------------------------------
                                           Life Insurance Insurability Protection Option
- -----------------------------------------------------------------------------------------------------------------------------
68. Option under policy no(s). . ________________________________________
    (a) [_]Regular Option Date [_] Substitute Option Date for [_] marriage [_] birth of child(ren) [_] adoption of child(ren)
                                   Date of applicable event: ____________
    (b) [_]Rider(s) applied for in 28 was not in the original policy.
    (c) [_]The Face Amount applied for in 18 is greater than the amount available under the option (requires evidence of insurability); this additional amount is $ __________________
    (d) [_]Two options are being combined. The amount being exercised from each is policy no. ______________ $ ___________
           [_]One is a Substitute Option from policy no. _________________         policy no. ______________ $ ___________

- --------------------------------------------------------------------------------------------------------------------------
                                            Disability Insurance Conversion and Option
- --------------------------------------------------------------------------------------------------------------------------

69. (a) [_] Conversion of policy no (s). _________________________________________________________________________________
        [_] Conversion of __________________________ rider(s) under policy no(s). ________________________________________
        [_] Option under policy no(s) ______________________________________ [_]DIPR   [_]BIPR   [_]IAR   [_] ____________
           (Give details in 70.)
    (b) [_] Applying for rider(s) not in original policy.
        [_] Amount of Monthly Income (40(a) and 44) or Monthly Benefit (49(a)) applied for exceeds amount available under option (requires evidence of insurability); this excess amount is $ ______________________________________________

70. Remarks
    -------

    -----------------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------------------
 Payment Data
- ---------------------------------------------------------------------------------------------------------------------------
71. Premium Payments
    (a)  Billing Type                        Life                  Disability                  BOE
         Regular                             [_]                      [_]                      [_]
         Triple M                            [_]                      [_]                      [_]
         Invoice                             [_]                      [_]                      [_]
         Government Allotment                [_]                      [_]                      [_]

      If "Invoice," give Billing Arrangement No. _________________________________________

    (b)  Frequency                           Life                  Disability                  BOE
         Annual                              [_]                      [_]                      [_]
         Semiannual                          [_]                      [_]                      [_]
         Quarterly                           [_]                      [_]                      [_]
         Monthly                             [_]                      [_]                      [_]
       One month with balance of  [_] Ann. [_] S. Ann.[_] Quar. [_] Ann. [_] S. Ann.[_] Quar. [_] Ann. [_] S. Ann.[_] Quar.

72. Who will pay premiums on this insurance?
    Life           [_] Insured        [_] Owner         [_] Other _________________________________________________________
    Disability     [_] Insured        [_] Owner         [_] Other _________________________________________________________
    BOE            [_] Insured        [_] Owner         [_] Other _________________________________________________________

73. Has the first premium on the insurance applied for been paid?
    Life           [_] Yes     [_] No     If "Yes," amount paid is $ ______________________________________________________
    Disability     [_] Yes     [_] No     If "Yes," amount paid is $ ______________________________________________________
    BOE            [_] Yes     [_] No     If "Yes," amount paid is $ ______________________________________________________

74. Premium and Other Notices (If "Owner's Other" or "Other," print name(s) and address(es) in 75.)
       Send To                           Life                  Disability                  BOE
         Insured's Home                  [_]                      [_]                      [_]
         Insured's Business              [_]                      [_]                      [_]
         Owner's Home                    [_]                      [_]                      [_]
         Owner's Other                   [_]                      [_]                      [_]
         Other                           [_]                      [_]                      [_]
- -----------------------------------------------------------------------------------------------------------------------------

A3000-9300

APPLICATION NO.                                                           Page 8
- --------------------------------------------------------------------------------
75. Remarks

- --------------------------------------------------------------------------------
Personal Data Regarding the Insured
- --------------------------------------------------------------------------------

76. (a) Has the Insured smoked cigarettes in the past 12
        months?                                                 [_] Yes [_] No
    (b) If "No," has the Insured ever smoked them?              [_] Yes [_] No
    (c) Within the last 3 years has the Insured used tobacco or
        nicotine in any form? (If "Yes," give details in 85.)   [_] Yes [_] No

77. Insured's current driver's license no. __________________ State _________

78. (a) Insured's Occupation(s) and Exact Duties

    ----------------------------------------------------------------------------
    Occupation(s)                                        Exact Duties

    ----------------------------------------------------------------------------

    (b) Length of time with current employer? ______________________________
        If less than 6 mos., give name of previous employer(s), occupation(s), duties, and dates of employment for last three years in 85.

    (c) Is Insured self-employed? (If "Yes," give how long
        self-employed in 85.)                                   [_] Yes [_] No

    Complete (d), (e), and (f) for DI, CR, TD, TCR, and BOE policies only

    (d) Indicate below the breakdown of duties stated in 78(a).
         Office ______________%    Non-Office ______________%
         Percent of Non-Office duties spent in
              Administration __________%      Supervision __________%
                      Travel __________%           Manual __________%

   (e) Is the Insured engaged in any part-time employment?
       (If "Yes," give details in 85.)                          [_] Yes   [_] No

   (f) Is the Insured currently disabled?
       (If "Yes," give details in 85.)                          [_] Yes   [_] No

- --------------------------------------------------------------------------------
     Complete the following only if Evidence of Insurability is required.
                         Explain "Yes" answers in 85.
- --------------------------------------------------------------------------------

79. Does the Insured now contemplate any:  [_] foreign travel
                                           [_] change of occupation?
                                                                [_] Yes   [_] No

80. Within the last 3 years has the Insured been, or does the
    Insured now expect to become, a pilot, student pilot, or
    crew member of any type of aircraft? If "Yes," complete
    Aviation Supplement A3310                                   [_] Yes [_] No

81. Within the last 3 years has the Insured taken part in, or does the Insured now expect to take part in, underwater
    diving, hang gliding, para sailing, para kiting,
    parachuting, skydiving, mountain climbing, or organized
    racing by automobile, motorcycle, motorboat, or snowmobile, or any other form(s) of hazardous activity?
    If "Yes," complete Avocation Supplement A3320               [_] Yes   [_] No

82. Within the last 5 years has the Insured been in a motor
    vehicle accident, been convicted of operating a motor
    vehicle while under the influence of alcohol or other drugs, been convicted of a moving violation, or received a
    driver's license restriction or revocation?                 [_] Yes [_] No

83. Has the Insured ever been convicted of a felony?            [_] Yes [_] No
    Complete 84 for DI, CR, TD, TCR, and BOE policies only.

84. Name of Insured's medical/major-medical insurance carrier.

    ____________________________________________________________________________
    (a) Policy No. ___________________________ (b) Certificate No. _____________

    (c) Date and reason for most recent medical expense claim filed or paid on the Insured's behalf.

85. Remarks

- --------------------------------------------------------------------------------
A3000-9300

APPLICATION NO.                                                           Page 9
- --------------------------------------------------------------------------------
Agreement And Signatures
- --------------------------------------------------------------------------------
The person(s) signing below agree that:
The Application - This is Part 1 of an application for Life and/or Disability
Insurance. The application includes any Part 2 that may be required and any amendments or supplements to either Part. To the best of the knowledge and belief of the person(s) signing below, all statements in this Part 1 are complete and true and were correctly recorded. Each person signing below adopts all of the statements made in the application and agrees to be bound by them.
Company, as used in this Application, refers to Massachusetts Mutual Life Ins.
Co. and/or MML Bay State Life Ins. Co. Liability of Company - The insurance applied for will not take effect unless each of the applicable conditions is met:
  1. For all cases: The first premium has been paid during the lifetime of all
     -------------
     persons to be insured by the policy and the application has been approved by the Company at its Home Office/Principal Administrative Office.
  2. For insurance purchased on an Option Date under an insurability protection
     --------------------------------------------------------------------------
     rider or agreement: The first premium must be paid within 60 days prior to,
     ------------------
     or on, the Option Date. If all applicable conditions are met, the insurance purchased under such rider or agreement becomes effective on that Option
     Date.
  3. For conversion or exchange: The policy that provides the insurance being
     --------------------------
     converted or exchanged must be received by the Company at its Home
     Office/Principal Administrative Office. The first premium may be reduced by any conversion allowances permitted. If all applicable conditions are met, the insurance purchased under an exchange or conversion becomes effective on the Issue Date of the policy applied for.
  4. For insurance not provided for in 2 or 3 above: The first premium may be
     ----------------------------------------------
     paid to the agent in exchange for a Conditional Receipt signed by that agent. If this is done, the Company shall be liable only as set forth in that Receipt. If not, (i) the policy must be delivered to the person named as Owner therein; and (ii) at the time of payment and delivery, all statements that relate to the insurability of the Insured are complete and true as though they were made at that time.

Authority of Agents - No agent can change the terms of this application or any policy issued by the Company. No agent can waive any of the Company's rights or requirements or extend the time for any payment.

Changes and Corrections - Any change or correction of the application will be shown on an Amendment of Application attached to the policy. Acceptance of any policy issued shall be acceptance of any change or correction of the application made by the Company. However, any correction or change of amount, classification, plan of insurance, or riders, and any change to a disability insurance policy applied for in this application, must be agreed to in writing.

Taxpayer Identification - The Owner of the policy applied for herein certifies, under penalties of perjury, that: (i) the number referred to in 5, 13, 38, or 48 of this application is his/her correct Taxpayer Identification Number (or he/she is waiting for a number to be issued); and (ii) he/she is not subject to backup withholding either because he/she has not been notified by the Internal Revenue
Service (IRS) that he/she is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified him/her that he/she is no longer subject to backup withholding. If the IRS has notified said Owner that he/she is subject to backup withholding and he/she has not received notice from the IRS that backup withholding has terminated, he/she should strike out the language above in (ii) that he/she is not subject to backup withholding due to notified payee underreporting.

Authorization To Obtain And Disclose Information (For The Insured And/Or
Applicant) - I have received the Notice about the Medical Information Bureau,
Inc. (MIB). I have also received the Notice about the Fair Credit Reporting Act.
I understand and authorize an investigative report to be made. This report may include information about my character, general reputation, personal characteristics, and mode of living. I hereby authorize certain parties that have any records or knowledge of me and my health (or my children and their health if juvenile insurance), to make such information available to the Company or its reinsurers. These parties include: any licensed physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the MIB, or other organization. I agree that a photocopy or facsimile of this authorization may be used to obtain information.
- --------------------------------------------------------------------------------
  ANY POLICY ISSUED AS A RESULT OF A MATERIAL MISSTATEMENT OR OMISSION OF FACTS
  MAY BE VOID, AND THE COMPANY'S ONLY OBLIGATION SHALL BE TO RETURN PREMIUMS
  PAID.
- --------------------------------------------------------------------------------

         For All Cases Except Conversions and Exchanges            For Conversions, Exchanges, or Option Purchases

 Proposed Insured (if age 16 or older)                        Owner of Original Policy

- -----------------------------------------------------------  ----------------------------------------------------------
 Applicant (as given in 10)                                  Assignee of Original Policy

- -----------------------------------------------------------  ----------------------------------------------------------
 Owner (if neither of above)

- -----------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------
Signed at                                                                        on
          ---------------------------------------------------------------------     -----------------------------------
                  city                                               state                  date
- -----------------------------------------------------------------------------------------------------------------------
 General Agent submitting application                        Agent who actually solicited this application

- -----------------------------------------------------------  ----------------------------------------------------------
A3000-93000  Massachusetts Mutual Life Insurance Company and affiliated insurance companies  Springfield mA  01111-0001

APPLICATION NO.                AGENT'S STATEMENT
- --------------------------------------------------------------------------------
  Complete for all cases
- --------------------------------------------------------------------------------
1.If Insured's name is to appear on the policy other than
  "First Name-Middle Initial-Last Name," specify below
  ---------------------------------------------------------

  ---------------------------------------------------------
2. (a) Is application from a new premium-payer client to the
       company?                             [_] Yes  [_] No

   (b) If the Insured is a previous client, give the Client
       Identification No._________________________
3. How long have you known the Insured?_______________________
4. How well do you know the Insured?
   [_] Very well [_] Casually [_] Met on solicitation
   (If "Met on solicitation," give details in 21.)
5. Supporting Information for a Business Related Sale
   (a)Is business a  [_] Sole Proprietorship  [_] Partnership
                     [_] Corporation
   Year Business Established ______ No. of Employees_________
   (b) If policy is to be owned by a Business or Business Associate
       Give names of the other officers or partners and the
       amount of insurance the business now carries on their lives.
       (If any officers or partners are not insured, explain in 21)
       Name                     Title                Amount
       -------------------------------------------------------------
                                                    $
       -----------------------  ------------------   ---------------
                                                    $
       -----------------------  ------------------   ---------------
                                                    $
       -----------------------  ------------------   ---------------
6.  Complete this question for Life Application Only
    (a) Insured's Annual Earned Income  Actual Agent Estimate
                         ------         ------ --------------
        $                                 [_]      [_]
         ----------------------------
    (b) Insured's Annual Unearned Income
                         --------
        $                                 [_]      [_]
         ----------------------------
    (c) Spouse's Total Annual Income

        $                                 [_]      [_]
         ----------------------------
    (d) Insured's Net Financial Worth
        $                                 [_]      [_]
         ----------------------------
7.  Insured's Marital Status
    [_] Single  [_] Married  [_] Widowed  [_] Divorced

8.  Do you have any knowledge of a present disability of the
    Insured? [_] Yes  [_] No (If "Yes," explain in 21)

9.  Telephone Numbers:
    (a) Soliciting Agent (if different from agency)       -    -
                                                   --------------------
    (b) Insured
        Home                 -    -        Business       -    -
                     ---------------------          --------------------
    (c) Applicant (if other than Insured)
        Home                 -    -        Business       -    -
                     ---------------------          --------------------
    (d) Best time of day to call_________________________
10. (a) To the best of your knowledge, during the last six months has any policy on the life of the Insured been, or if the application is approved, is it contemplated that any policy will subsequently be, surrendered or otherwise terminated, lapsed, or placed on other than a premium-paying basis, rewritten to release cash values, reduced in amount or term of coverage, assigned as collateral for a loan, or subjected to borrowing of loan values? [_] Yes [_] No
        (If "Yes," complete the following)

     Company        Policy                        Face         Monthly
      Name          Number        Product        Amount        Benefit
- --------------------------------------------------------------------------------
                                                $             $
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
    (b) Have you delivered the appropriate replacement form?
        [_] Yes  [_] No

    (c) Did you use any form of sales materials? [_] Yes  [_] No
        (If a replacement, a copy of the sales illustration must be forwarded with this application if required by your state)

11. Was this application taken by mail?        [_] Yes  [_] No

12. (a) If this is a multi-life case, it is one of____applications being submitted for a [_] Business [_] Family [_]

    (b) Was a census submitted to the Home Office? [_] Yes [_] No

    (c) This is an Offer Guaranteed case for [_] Life [_] DI

13. (a) Is any policy to be part of a [_]Pension/Profit Sharing Plan
        [_] Split Dollar [_] Payroll Deduction Plan
    (b) If Life Insurance is being purchased, indicate the primary purpose by checking the appropriate box.

    Personal Needs...
    [_] Mortgage Cancellation   [_] Retirement
    [_] Education Fund          [_] Estate Liquidity
    [_] Income for Dependents   [_] Gifts
    [_] Other Personal Needs (Explain in 21)

    Business Needs...
    [_] Stock Redemption        [_] Cross Purchase
    [_] Key Employee            [_] Deferred Compensation
    [_] Section 162 Bonus Plan  [_] Other Business Needs
                                       (Explain in 21)

14. If ALIR is requested, to the best of your understanding, will the ALIR
    payment(s) be     [_] for one year
                      [_] on a continuing basis

15. If premiums will be paid by government allotment
    (a) Service Branch and Serial Number of premium payer
        _____________________________________________________________________
    (b) Amount of allotment $_______ Date filed ________________
    (c) If initial premium is not prepaid, Form P1167 must be
        submitted. Use   [_] Method 2   [_] Method 3

16. (a) Will dividends from any existing MassMutual policy be used to pay all or part of the initial premium on this
        policy?  [_] Yes  [_] No  (If "Yes," Complete Form R1857)

    (b) Will the initial premium be paid by a loan from any
        MassMutual policy? [_]Yes   [_]No
        (If "Yes," Complete Form R1857)

    (c) Will the initial premium be paid from the MassMutual
        Oppenheimer Funds?          [_]Yes     [_]No
       (If "Yes," Complete Form M1480)

17. (a) Are you the Proposed Insured?   [_] Yes  [_] No

    (b) Is the Insured your spouse/child/parent/sibling?
        [_] Yes  [_] No

18. If you are not a full-time MassMutual Agent, what is your primary company affiliation? ____________________________________________________________

19. List below the agent(s) who will receive commissions. If more than one, enter percentage applicable to each.

         Agent's         Agent's             First Yr.          Ren'l
          Name         Ident. Code               %                %
- --------------------------------------------------------------------------------

- -------------------- ------------------- ------------------ --------------------

- -------------------- ------------------- ------------------ --------------------

- -------------------- ------------------- ------------------ --------------------

- -------------------- ------------------- ------------------ --------------------

- -------------------- ------------------- ------------------ --------------------

- -------------------- ------------------- ------------------ --------------------
                                                100%               100%

20. If the sale of this policy will be credited to more than one General Agency, specify below:
        Agency Name               Agency No.             % of Split
- --------------------------------------------------------------------------------

- -------------------------  ------------------------  ---------------------------

- -------------------------  ------------------------  ---------------------------
                                                                    100%
21. Remarks

- --------------------------------------------------------------------------------
Date_____________ Signature of Soliciting Agent ________________________________
________________________________________________________________________________

A3000-9300A

                             APPLICATION (PART 2)
APPLICATION NO.
To:  [_] Massachusetts Mutual Life Ins. Co.
     [_] MML Bay State Life Ins. Co.             [_] MML Life Ins. Co.
                       Springfield, Massachusetts 01111

- --------------------------------------------------------------------------------
Personal Information
- --------------------------------------------------------------------------------

In all cases, the terms "you" and "your" refer to the Proposed
Insured.
1. a. Full name of Proposed Insured
First Name
[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
Middle Name
[_][_][_][_][_][_][_][_][_][_][_][_][_][_]
Last Name
[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]
Suffix
[_][_][_](e.g. Jr., III)
                          mo.          day           yr.
b.Date of Birth
               -----------------------------------------------------------------
c. Client ID (If known)
                       ---------------------------------------------------------
d.Social Security No. [_][_][_]  [_][_] [_][_][_][_]
- --------------------------------------------------------------------------------
Do not complete 2 if being medically examined.
2. a.Height in shoes      ft.     in.
                    ------   -----
   b.Weight (clothed)            lbs.
                      -----------
   c.Loss in weight in the past year?     [_] Yes  [_] No

      If "Yes",. Amount          lbs.   Reason
                       ----------             ----------------------------------
- --------------------------------------------------------------------------------
                    Age if  Age at
3. Family History   Living  Death       Cause of Death
- --------------------------------------------------------------------------------
   a.Father
- --------------------------------------------------------------------------------
   b.Mother
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
General Health
- --------------------------------------------------------------------------------
If "Yes" to any question, please explain in 11, below.    Yes   No
- --------------------------------------------------------------------------------
4.  Have any of your parents, brothers or sisters:
    a. had cardiovascular disease prior to age 60?        [_]   [_]
    b. ever had diabetes, kidney disease, or other
        familial disorder?                                [_]   [_]
- --------------------------------------------------------------------------------
5.  a. Have you smoked cigarettes in the last
       12 months?..................................       [_]   [_]
    b. If "no", have you ever smoked them?........        [_]   [_]
    c. Do you use tobacco or nicotine in any
       other form?................................        [_]   [_]
- --------------------------------------------------------------------------------
6.  Have you ever received any treatment in
    relation to alcoholism or use of alcohol?.....        [_]   [_]
- --------------------------------------------------------------------------------
7.  Have you ever used barbiturates, narcotics,
    cocaine or other controlled substances not
    prescribed by a physician?....................        [_]   [_]
- --------------------------------------------------------------------------------
8.  Have you applied for life or health insurance
    and been declined, postponed, rated or
    restricted in the last ten years?.............        [_]   [_]
- --------------------------------------------------------------------------------
9.  Have you ever requested or received a pension,
    benefits, or payment because of an injury,
    sickness or disability?.......................        [_]   [_]
- --------------------------------------------------------------------------------
10. Have you been treated for, or been diagnosed by
    a member of the medical profession as having, a
    deficiency of the immune system such as acquired
    immune deficiency syndrome (AIDS) or AIDS
    related complex (ARC)?........................        [_]   [_]
- --------------------------------------------------------------------------------
11.           COMPLETE 11 FOR EACH "YES" ANSWER IN 4-10 ABOVE
- --------------------------------------------------------------------------------
  Question
   Number              Explanatory Details and Remarks
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
A3500-9000

                                                                         Page 2
APPLICATION NO.

- --------------------------------------------------------------------------------
 Medical History
- --------------------------------------------------------------------------------
         Complete 29 Below For Each Medical History Checked in 12 - 27
For Questions 12 - 27, have you ever been advised of, treated for, or had any known indication of:
- --------------------------------------------------------------------------------

 12. ASTHMA OR BRONCHITIS                  14. ULCER                                   16. CYSTS

         [_] Not Applicable                        [_] Not Applicable                         [_] Not Applicable
   Type:                                     Type:
     a - [_] Asthma                            a - [_] Duodenal                        a - Type:
     b - [_] Bronchitis                        b - [_] Gastric (stomach)                        ------------------------------
     c - [_] Chronic Bronchitis                c - [_] Other                                              (specify)
     d - [_] Other                                           ---------------                  [_] Check here if removed
                   --------------                               (specify)
                      (specify)
                                           Yes No                                          Pathology:
  Yes  No                                  [_] [_] Have you had a bleeding ulcer?             [_] Benign (non cancerous)
  [_] [_] Wheezing between acute attacks?  [_] [_] Do you now have symptoms?                  [_] Malignant (cancerous)
  [_] [_] Are the symptoms continuing?     [_] [_] Was surgery required?
 -------------------------------------------------------------------------------------
 13. ARTHRITIS                             15. COLITIS OR ILEITIS                      b - Type:
         [_] Not Applicable                        [_] Not Applicable                           ------------------------------
   Type:                                     Type:                                                        (specify)
     a - [_] Degenerative / Osteoarthritis     a - [_] Spastic or Mucous Colitis              [_]Check here if removed
     b - [_] Rheumatoid                        b - [_] Ulcerative Colitis
     c - [_] Gouty                             c - [_] Crohn's Disease (Ileitis)           Pathology:
     d - [_] Other                             d - [_] Other                                  [_] Benign (non cancerous)
                   --------------                            --------------                   [_] Malignant (cancerous)
                      (specify)                                 (specify)
                                           Yes No
 Bones or joints involved                  [_] [_] Was there associated bleeding?
                          --------------   [_] [_] Do you now have symptoms?
 ---------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------

17. Disorder of:

    a- [_] Eyes               b- [_] Ears                 c- [_] Nose                 d- [_] Throat            e- [_] None of These
- ------------------------------------------------------------------------------------------------------------------------------------
18. a- [_] Spine              c- [_] Back                 e- [_] Muscles              g- [_] Joints
    b- [_] Bones              d- [_] Neck                 f- [_] Nerves (incl.                                 h- [_] None of These
                                                                   Neuritis)
- ------------------------------------------------------------------------------------------------------------------------------------
19. a- [_] Fainting           c- [_] Convulsions          e- [_] Recurrent Headache   g- [_] Nervous Disorder
    b- [_] Dizziness          d- [_] Paralysis            f- [_] Stroke               h- [_] Mental Disorder   i- [_] None of These
- ------------------------------------------------------------------------------------------------------------------------------------
20. a- [_] Pneumonia          d- [_] Pleurisy             g- [_] Persistent Hoarseness
    b- [_] Emphysema          e- [_] Shortness of Breath  h- [_] Chronic Respiratory                           i- [_] None of These
    c- [_] Tuberculosis       f- [_] Persistent Cough              Disorder
- ------------------------------------------------------------------------------------------------------------------------------------
21. a- [_] High Blood         c- [_] Heart Murmur         e- [_] Heart Attack         g- [_] Blood Vessel
             Pressure                                                                          Disorder
    b- [_] Rheumatic Fever    d- [_] Palpitation          f- [_] Chest Pain           h- [_] Heart Disorder    i- [_] None of These
- ------------------------------------------------------------------------------------------------------------------------------------
22. a- [_] Hemorrhoids        d- [_] Anorexia Nervosa     g- [_] Recurrent            j- [_] Intestinal
                                                                   Indigestion                 Disorder
    b- [_] Hepatitis          e- [_] Bulimia              h- [_] Stomach Disorder     k- [_] Gallbladder
                                                                                               Disorder
    c- [_] Diverticulitis     f- [_] Liver Disorder       i- [_] Recurrent Diarrhea   l- [_] Intestinal        m- [_] None of These
                                                                                               Bleeding
- ------------------------------------------------------------------------------------------------------------------------------------
23. a- [_] Kidney Stone       d- [_] Sugar in Urine       g- [_] Kidney Disorder      i- [_] Pus in Urine
    b- [_] Albumin in Urine   e- [_] Prostate Disorder    h- [_] Reproductive System  j- [_] Sexually
    c- [_] Blood in Urine     f- [_] Bladder Disorder              Disorder                    Transmitted
                                                                                               Disease         k- [_] None of These
- ------------------------------------------------------------------------------------------------------------------------------------
24. a- [_] Diabetes           b- [_] Thyroid Disorder     c- [_] Endocrine                                     d- [_] None of These
                                                                   (glandular) Disorder
- ------------------------------------------------------------------------------------------------------------------------------------
25. a- [_] Allergies          c- [_] Leukemia             e- [_] Congenital Disorder
    b- [_] Anemia             d- [_] Blood Disorder       f- [_] Recurrent Infections                          g- [_] None of These
- ------------------------------------------------------------------------------------------------------------------------------------
26. a- [_] Sciatica           c- [_] Lameness             e- [_] Amputation
    b- [_] Gout               d- [_] Deformity            f- [_] Speech Defect                                 g- [_] None of These
- ------------------------------------------------------------------------------------------------------------------------------------
27. a- [_] Skin Cancer        c- [_] Cancer               e- [_] Tumor
    b- [_] Fibroids           d- [_] Skin Disorder        f- [_] Lymph Gland Disorder                          g- [_] None of These
- ------------------------------------------------------------------------------------------------------------------------------------

 Other Medical Information and Details
- --------------------------------------------------------------------------------
28. Other than previously stated in this application, within the last five years
    ------------------------------------------------
    have you:                                                           Yes No
    a. Had any mental or physical disorder? ........................... [_] [_]
    b. Had a consultation, surgery, or injury requiring treatment by a physician, hospital or other medical facility? ............... [_] [_]
    c. Had any electrocardiogram, x-ray or other diagnostic test? ..... [_] [_]
    d. Been advised to have medical treatment, diagnostic tests, hospitalization or surgery which was not completed; or are you now planning to seek such advice or treatment? ................. [_] [_]
    e. Been, or are you currently, under treatment or taking any medication? .................................................... [_] [_]
For each item checked "Yes", enter details in 29.
- --------------------------------------------------------------------------------
A3500-9000

                                                                          Page 3
APPLICATION NO.
- --------------------------------------------------------------------------------
        COMPLETE 29 FOR EACH APPROPRIATE ITEM CHECKED IN 12 - 28 ABOVE
- --------------------------------------------------------------------------------

29. Explanatory Details and Remarks for Medical History (Use form A3510 for additional histories).

A.Ques.                                          Medication/           Still Under   # of Attacks/    Dates (mo/yr)
 No.               Diagnosis                      Treatment             Treatment     Occurrences    Onset Recovery
- -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------- [_]Yes [_]No
- -------------------------------------------------------------------------------------------------------------------
              Physician / Medical Facility Name                       Address                                ZIP
        -----------------------------------------------------------------------------------------------------------
        --------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------

B.Ques.                                          Medication/           Still Under   # of Attacks/    Dates (mo/yr)
 No.               Diagnosis                      Treatment             Treatment     Occurrences    Onset Recovery
- -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------- [_]Yes [_]No
- -------------------------------------------------------------------------------------------------------------------
              Physician / Medical Facility Name                       Address                                ZIP
        -----------------------------------------------------------------------------------------------------------
        --------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------

C.Ques.                                          Medication/           Still Under   # of Attacks/    Dates (mo/yr)
 No.               Diagnosis                      Treatment             Treatment     Occurrences    Onset Recovery
- -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------- [_]Yes [_]No
- -------------------------------------------------------------------------------------------------------------------
              Physician / Medical Facility Name                       Address                                ZIP
        -----------------------------------------------------------------------------------------------------------
        --------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------

D.Ques.                                          Medication/           Still Under   # of Attacks/    Dates (mo/yr)
 No.               Diagnosis                      Treatment             Treatment     Occurrences    Onset Recovery
- -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------- [_]Yes [_]No
- -------------------------------------------------------------------------------------------------------------------
              Physician / Medical Facility Name                       Address                                ZIP
        -----------------------------------------------------------------------------------------------------------
        --------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------
30. Personal Physician Information
 a. [_] Name / Address given in:  [_] 29A [_] 29B [_] 29C [_] 29D  b.  Reason you last consulted this physician
    [_] Have no personal physician                                     [_] As indicated in:  [_] 29A  [_] 29B  [_] 29C  [_] 29D
    [_] Other - give Personal Physician Name / Address here:           [_] Routine or General Exam - all findings normal
 Physician Name                                                        [_] Other - give details here:
                                                                   Date Last Seen
 ---------------------------------------------------------------                 ----------------------------------------------
 Address                                                           Diagnosis or
                                                                   Reason Last Seen
 ---------------------------------------------------------------                   --------------------------------------------
 City                                    State    ZIP              Medication/
                                                                   Treatment
 ---------------------------------------------------------------                   --------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------------
I agree that: (1) this application consists of Parts 1 and 2 and any amendments and supplements which shall be attached to the policy if issued and (2) no knowledge on the part of any agent, medical examiner or any other person as to any facts pertaining to me shall be considered as having been made to or brought to the knowledge of the Company unless stated in either Part 1 or 2 of this application or any amendments or supplements. To the best of my knowledge and belief, all information is complete and true and was correctly recorded before I signed my name below.

 Signed at                                                           on                , 19
          ----------------------------------------------------------    ---------------    ----------
                city                                      state             date
                                                    Proposed
 Witness                                            Insured
        -------------------------------------------         ----------------------------------------------------
         Medical Examiner - or Agent if Non-Medical
- -------------------------------------------------------------------------------------------------------------------------------

A3500-9000
Amount                    Agency                         Printed Name
Applied For $____________ Name_____________  No.________ of Agent______________

APPLICATION NO.

                             MEDICAL EXAMINER'S REPORT
 EXAMINATION TO BE MADE IN PRIVATE AND THIS BLANK TO BE COMPLETED BY THE MEDICAL EXAMINER IN HIS OR HER HANDWRITING

1. A. Height in shoes             ft.            in.                               10. Details of "yes" answers and supplementary
                     -------------   -----------
   B. Weight (clothed)               lbs.                                            remarks. Identify them by question number.
                      ---------------                                              ------------------------------------------------
   C. Loss in weight the past year       [_] Yes    [_] No                             Ques. No.                        Comments
        If "Yes", Amount       lbs.   Reason                                       ------------------------------------------------
                        -------             ---------------------------------
- ---------------------------------------------------------------------------------
2.  BLOOD PRESSURE (sitting):                                                      -------------------------------------------------
   If first reading over 140/90 or under 110/70, make two additional readings.
                           ------------------------------------------------------  -------------------------------------------------
   Systolic
                           ------------------------------------------------------  -------------------------------------------------
   Diastolic (fifth phase)
- ---------------------------------------------------------------------------------  -------------------------------------------------
3.  PULSE:                  At Rest       After Exercise       3 Minutes Later

   Rate                     -----------------------------------------------------  -------------------------------------------------
   Irregularities per min.
- ------------------------------------------------------------------------------------------------------------------------------------
4.  HEART: Is there any
               Enlargement    [_] Yes [_] No      Dyspnea   [_] Yes  [_] No        -------------------------------------------------
               Murmur(s)      [_] Yes [_] No      Edema     [_] Yes  [_] No
                (Describe below - if more than one, describe separately)           -------------------------------------------------
                -------------------
   Location        Murmur  Murmur                                                  -------------------------------------------------
                -------------------
                    1.       2.         Indicate:                                  -------------------------------------------------
                -------------------
   Frequency:                                                                      -------------------------------------------------
      - Constant      [_]   [_]
      - Inconstant    [_]   [_] Apex by          X.                                -------------------------------------------------
                                                     [DRAWING OF RIBCAGE
   Transmission:                                       APPEARS HERE]               -------------------------------------------------
      - Transmitted   [_]   [_]
      - Localized     [_]   [_] Murmur area by   O.                                -------------------------------------------------

   Timing:                      Point of greatest                                  -------------------------------------------------
      - Systolic      [_]   [_] intensity by     M.
      - Diastolic     [_]   [_]                                                    -------------------------------------------------
      - Presystolic   [_]   [_] Transmission by -------->
                                                                                   -------------------------------------------------
   Grade:
      - Soft (Gr. 1-2)  [_]   [_] Based on the history and examination, what is    -------------------------------------------------
      - Mod. (Gr. 3-4)  [_]   [_] your  impression?
      - Loud (Gr. 5-6)  [_]   [_]                                                  -------------------------------------------------

   After exercise characteristics:                                                 -------------------------------------------------
      - Increased       [_]   [_]
      - Absent          [_]   [_]                                                  -------------------------------------------------
      - Unchanged       [_]   [_]
      - Decreased       [_]   [_]                                                  -------------------------------------------------
- ---------------------------------------------------------------------------------
5.  Is there on examination any abnormality of the following:                      -------------------------------------------------
   (Circle applicable items and give details)                             Yes  No
   A.  Head; eyes; ears; nose; mouth; pharynx?.........................   [_]  [_] -------------------------------------------------
   B.  Skin (incl. scars); lymph nodes; varicose
       veins or peripheral arteries?...................................   [_]  [_] -------------------------------------------------
   C.  Nervous system (include reflexes, gait, paralysis)?.............   [_]  [_]
   D.  Lungs?..........................................................   [_]  [_] -------------------------------------------------
   E.  Abdomen (include scars)?........................................   [_]  [_]
   F.  Genitourinary system?...........................................   [_]  [_] -------------------------------------------------
   G.  Endocrine system (include thyroid and breasts)?.................   [_]  [_]
   H.  Musculoskeletal system (include spine, joints,                              -------------------------------------------------
       amputations, deformities)?......................................   [_]  [_]
- ---------------------------------------------------------------------------------- -------------------------------------------------
6. A.  Are there any hernias?..........................................   [_]  [_]
   B.  Any hemorrhoids (by history or observation)?....................   [_]  [_] -------------------------------------------------
- ----------------------------------------------------------------------------------
7.  Are you aware of or do you suspect any other medical,                          -------------------------------------------------
    alcoholic or drug history?..........................................  [_]  [_]
   (A confidential report may be sent to the Medical Director.)                    -------------------------------------------------
- ----------------------------------------------------------------------------------
   A urinalysis must be performed unless a specimen is being sent.                 -------------------------------------------------
8. URINALYSIS:   Albumin                           Sugar
   If albumin or sugar is found, or the blood pressure is over 140/90,             ------------------------------------------------
   or if there is a history of genitourinary disease, diabetes or hypertension, a specimen should be mailed to the designated lab facility.
                                                                                       Place lab ID slip
   Is a specimen being sent to the designated lab facility?............  [_]  [_]
                                                                                       bar code label here  }
- ----------------------------------------------------------------------------------
9.  Have you drawn blood or completed an EKG or X-ray on the Proposed Insured?
    [_] Drawn Blood       [_] EKG         [_] X-ray
- ------------------------------------------------------------------------------------------------------------------------------------
Do you know the Proposed Insured?  [_] Yes [_] No   Are you related?  [_] Yes  [_] No
                                                                                       ---------------------------------------------
I have reviewed the history and examined the Proposed Insured in private and witnessed his/her     (Printed Name or Paramedical
signature at  [_] My office                    [_] Proposed Insured's place of business                 Facility (if used))
              [_] Proposed Insured's residence [_]                                                                              M.D.
                                                   ---------------------------------    ----------------------------------------
                                                                                             Signature of Medical Examiner
on this              day of            , 19        at         o'clock      M.                                                   M.D.
        ------------        ----------     --------  ---------       ------        ---------------------------------------------
                                                                                     Printed Name of Medical Examiner
- ------------------------------------------------------------------------------------------------------------------------------------
A3500-MER-9300                   Confidential information should be forwarded on separate copy to:
                                   Medical Director, Massachusetts Mutual Life Insurance Company,
                                                 Springfield, Massachusetts 01111